Exhibit 10.67

AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT

AND LIMITED CONSENT

THIS AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT AND LIMITED CONSENT (this “Amendment”) is made as of this 30th day of June, 2015, by and among TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“TCHI”), TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“TCC”), TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, TWINLAB CORPORATION, a Delaware corporation (“Twinlab Corporation”), NUTRASCIENCE LABS, INC., a Delaware corporation (formerly known as TCC CM Subco I, Inc.), and NUTRASCIENCE LABS IP CORPORATION, a Delaware corporation (formerly known as TCC CM Subco II, Inc.) (each of the foregoing Persons being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.           Pursuant to that certain Credit and Security Agreement dated as of January 22, 2015 by and among Borrowers, Agent and Lenders (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent dated as of February 4, 2015, by that certain Amendment No. 2 to Credit and Security Agreement dated as of April 7, 2015, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, by that certain Amendment No. 4 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, as further amended hereby and as it may be further amended, modified and restated from time to time, the “Credit Agreement”), Agent and Lenders agreed to make available to Borrowers a secured revolving credit facility in a principal amount of up to $15,000,000 from time to time (as amended, modified, supplemented, extended and restated from time to time, collectively, the “Loans”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.          Recitals. This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.          Limited Consent for new Essex Lease. At the request of and as an accommodation to Borrowers and subject to the strict compliance with the terms, conditions and requirements set forth herein (including, without limitation, satisfaction of each of the conditions set forth in Section 7 below), Agent and Lenders hereby consent to (i) a sale/leaseback and refinancing transaction with Essex Capital Corporation in the principal rental amount of $2,750,000 consisting of the sale/leaseback of existing Twinlab Corporation equipment described on Exhibit A (the “First 2015 Essex Lease”) and (ii) a sale/leaseback and refinancing transaction with Essex Capital Corporation in the principal rental amount of $150,000 consisting of the sale/leaseback of existing Twinlab Corporation equipment described on Exhibit B (the “Second 2015 Essex Lease” and together, collectively, the “2015 Essex Leases”). Consent for the 2015 Essex Leases includes consent for Twinlab Corporation to sell the equipment described on Exhibit A and Exhibit B to Essex Capital Corporation, and Agent shall execute such lien releases and file such financing amendments to evidence lien releases of the equipment described on Exhibit A and Exhibit B as reasonably requested by Twinlab Corporation or Essex Capital Corporation. The limited consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) waive any Event of Default that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.          Amendment to Credit Agreement.

(a)          The defined terms “Essex Lease”, “Nutricap Seller First Note” “Permitted Contingent Obligations” in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Essex Lease” means collectively, (i) that certain Commercial Lease Agreement, dated as of November 13, 2013, between Twinlab Corporation and Essex Capital Corporation, (ii) that certain Commercial Lease Agreement, dated as of August 21, 2014 (which Commercial Lease Agreement refreshes and supersedes a Commercial Lease Agreement dated March 19, 2013), between Twinlab Corporation and Essex Capital Corporation, and (iii) new sale/leaseback and refinancing agreements, referenced above as the 2015 Essex Leases, to be entered into between Twinlab Corporation and Essex Capital Corporation, in the form previously provided to and approved by the Agent and for which Essex Capital Corporation has agreed to be subject to an Agreement Regarding Equipment and Lease in form and substance satisfactory to the Agent in its sole discretion; the rental installments of all such lease agreements identified in subclauses (i) through (iii) together is not to exceed an aggregate principal rental amount of $5,800,000.

“Nutricap Seller First Note” means the Amended and Restated Unsecured Promissory Note dated June 30, 2015 in the form previously approved by the Agent in the principal amount of $2,750,000 issued by Subco I to Nutricap Labs, LLC, a New York limited liability company, in connection with the Target 2 Acquisition, the principal and interest repayment of which shall have a maturity of January 1, 2016 and bear interest at 8.5% per annum, an executed copy of which has been provided to the Agent.

“Permitted Contingent Obligations” means (a) Contingent Obligations arising in respect of the Debt under the Financing Documents; (b) Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business; (c) Contingent Obligations outstanding on the date of this Agreement and set forth on Schedule 5.1 (but not including any refinancings, extensions, increases or amendments to the indebtedness underlying such Contingent Obligations other than extensions of the maturity thereof without any other change in terms); (d) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed $250,000 in the aggregate at any time outstanding; (e) Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies; (f) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 5.6; (g) that certain Payment Guaranty by TCC of the Nutricap Seller First Note and (h) other Contingent Obligations not permitted by clauses (a) through (g) above, not to exceed $250,000 in the aggregate at any time outstanding.

(b)          The defined term “Distribution” in Section 1.1 of the Credit Agreement is hereby amended by restating subclause (e) in its entirety as follows:

(e) except for payments under the Essex Lease permitted by the applicable Agreement Regarding Equipment and Lease relating thereto, repayments of or debt service on loans or other indebtedness held by any Person holding an equity interest in a Borrower or a Subsidiary of a Borrower, an Affiliate of a Borrower or an Affiliate of any Subsidiary of a Borrower unless permitted under and made pursuant to a Subordination Agreement applicable to such loans or other indebtedness.

4.          Confirmation of Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct with respect to such Borrower as of the date hereof, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

5.           Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

6.            Costs and Fees. Borrowers shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 6 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

7.           Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a)          Borrowers shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Borrower;

(b)          Agent shall have received from Borrowers executed copies of all documents and agreements relating to the 2015 Essex Leases and the Nutricap Seller First Note, including, but not limited to, the Payment Guaranty of Essex Capital Corporation and Ralph T. Iannelli of the Nutricap Seller First Note and each Bill of Sale with respect to the 2015 Essex Leases, duly executed by an authorized officer of each of the parties thereto;

(c)          all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(d)          [Reserved.];

(e)          Agent shall have received from Borrowers of all of the fees owing pursuant to this Amendment and Agent’s reasonable out-of-pocket legal fees and expenses;

(f)          Borrowers shall have delivered to Agent a fully executed copy of the Amendment No. 1 to Standstill Agreement, duly executed by an authorized officer of each of the parties thereto, including but not limited to NUTRICAP LABS, LLC, as junior lender, and such amendment shall be satisfactory in form and substance to Agent; and

(g)          Borrowers shall have delivered to Agent a fully executed Agreement Regarding Equipment and Lease with respect to the 2015 Essex Leases, and such agreement shall be satisfactory in form and substance to Agent.

8.          Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Financing Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Indemnitee and any Borrower, or (d) any other actions or inactions by any Indemnitee, all on or prior to the Effective Date. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

9.          No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

10.        Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

11.          Miscellaneous.

(a)          Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b)          Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)          Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)          Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

(Signature Page to Amendment No. 5 to Credit and Security Agreement and Limited Consent)

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

By: /s/ Michael Levin (SEAL)
	Name:	Michael Levin
	Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

By: /s/ Michael Levin (SEAL)
	Name:	Michael Levin
	Title:	Authorized Signatory

(Signature Page to Amendment No. 5 to Credit and Security Agreement and Limited Consent)

BORROWERS:	TWINLAB CONSOLIDATION CORPORATION

By: /s/ Thomas A. Tolworthy (Seal)
Name: Thomas A. Tolworthy
Title: Chief Executive Officer and President

TWINLAB CONSOLIDATED HOLDINGS, INC.	TWINLAB HOLDINGS, INC.

By: /s/ Thomas A. Tolworthy (Seal)	By: /s/ Thomas A. Tolworthy (Seal)
Name: Thomas A. Tolworthy	Name: Thomas A. Tolworthy
Title: Chief Executive Officer and President	Title: Chief Executive Officer and President

TWINLAB CORPORATION	ISI BRANDS INC.

By: /s/ Thomas A. Tolworthy (Seal)	By: /s/ Thomas A. Tolworthy (Seal)
Name: Thomas A. Tolworthy	Name: Thomas A. Tolworthy
Title: Chief Executive Officer and President	Title: Chief Executive Officer and President

NUTRASCIENCE LABS, INC.	NUTRASCIENCE LABS IP CORPORATION

By: /s/ Thomas A. Tolworthy (Seal)	By: /s/ Thomas A. Tolworthy (Seal)
Name: Thomas A. Tolworthy	Name: Thomas A. Tolworthy
Title: Chief Executive Officer and President	Title: Chief Executive Officer and President

EXHIBIT A